UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2016

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

912 Bluff Road

Brentwood, TN 37027

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 17, 2016, SG Blocks, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), pursuant to which the Company sold for a subscription price of $750,000 an Original Issue Discount Senior Secured Convertible Debenture to Hillair Capital Investments L.P. (“HCI”) in the principal amount of $937,500, with a maturity date of June 30, 2018 (the “Debenture”). The Debenture is convertible at HCI’s option, at any time and from time to time, in whole or in part, into shares of common stock of the Company at a ratio of 1 share for every $1.25 of debt. Upon a payment default, a breach of a representation, warranty or covenant, a Change in Control Transaction, a Fundamental Transaction or any other Event of Default (each as defined in the Debenture), at HCI’s election the entire amount of the Debenture at the Mandatory Default Amount will become due and, until paid in full, any outstanding amounts will bear interest at the lesser of 18% or the maximum rate permitted by law. The “Mandatory Default Amount” is the greater of 130% of the outstanding principal amount of the Debenture or a formula price reflecting the fair market value of the number of shares of common stock of the Company into which the outstanding principal amount of the Debenture could be converted, in either case plus all other amounts, costs, expenses and liquidated damages due in respect of the Debenture. Pursuant to that certain Subsidiary Guarantee, effective as of June 30, 2016 (the “Guarantee Agreement”), by the Company’s subsidiary, SG Building Blocks, Inc. (“SGBB”), in favor of HCI, SGBB unconditionally guaranteed (the “Guarantee”) the obligations and indebtedness owed to HCI under the Debenture. The Debenture and SGBB’s obligations under the Guarantee are secured by a first-priority lien and security interest on all of the Company’s and SGBB’s assets pursuant to that certain Security Agreement, dated as of June 30, 2016, by and between the Company, SGBB and HCI (the “Security Agreement”). The proceeds from the issuance of the Debenture will be used for general working capital purposes of the Company. This is an original issue discount obligation and accordingly there are no regularly scheduled interest payments. The Company may not prepay any portion of the principal amount of the Debenture without the prior written consent of HCI.

Copies of the Debenture, the Securities Purchase Agreement, the Guarantee Agreement, and the Security Agreement are attached to this Current Report on Form 8-K as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, and 4.4, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On November 22, 2016, the Company issued a press release announcing the financing transaction contemplated by the Securities Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

4.1	Original Issue Discount Senior Secured Convertible Debenture, dated as of November 17, 2016, by and between Hillair Capital Investments, L.P. and SG Blocks, Inc.

4.2	Securities Purchase Agreement, dated as of November 17, 2016, by and between SG Blocks, Inc. and each of the purchasers identified therein.

4.3	Subsidiary Guarantee, dated as of June 30, 2016, by SG Building Blocks, Inc. (Incorporated herein by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K/A, filed August 8, 2016)

4.4	Security Agreement, dated as of June 30, 2016, by and between SG Blocks Inc., SG Building Blocks, Inc. and Hillair Capital Investments L.P. (Incorporated herein by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K/A, filed August 8, 2016)

99.1	Press Release, dated November 22, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2016

SG Blocks, Inc.

By:	/s/ Mahesh Shetty
Mahesh Shetty
Chief Financial Officer

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INDEX TO EXHIBITS

Item	Exhibit

4.1	Original Issue Discount Senior Secured Convertible Debenture, dated as of November 17, 2016, by and between Hillair Capital Investments, L.P. and SG Blocks, Inc.

4.2	Securities Purchase Agreement, dated as of November 17, 2016, by and between SG Blocks, Inc. and each of the purchasers identified therein.

4.3	Subsidiary Guarantee, dated as of June 30, 2016, by SG Building Blocks, Inc. (Incorporated herein by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K/A, filed August 8, 2016)

4.4	Security Agreement, dated as of June 30, 2016, by and between SG Blocks Inc., SG Building Blocks, Inc. and Hillair Capital Investments L.P. (Incorporated herein by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K/A, filed August 8, 2016)

99.1	Press Release, dated November 22, 2016.

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